Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Magnitude Information Systems, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2004 (the "Form 10-QSB"), I, Joerg H. Klaube, Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Company's Form 10-QSB fully complies with the requirements of
Section 13(a) or 15(d) of the Security Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 3, 2006                                 By: /s/ Joerg H. Klaube
                                                         -----------------------
                                                         Joerg H. Klaube
                                                         Chief Financial Officer